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                                                                    EXHIBIT 23.5



                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


        We hereby consent to the incorporation by reference of our name in the Annual Report on Form 10-K of Seagull Energy Corporation and Subsidiaries (the "Company") for the year ended December 31, 1994 into the Company's Registration Statement on Form S-3, to which this consent is an exhibit.

        We hereby consent to the references to our firm under the heading "Experts" in the prospectus included in the Registration Statement.



                                        NETHERLAND, SEWELL & ASSOCIATES, INC.
                                        PETROLEUM ENGINEERS

                                        By:  /s/ Clarence M. Netherland
                                            ----------------------------
                                             CLARENCE M. NETHERLAND
                                             CHAIRMAN

Houston, Texas
November 7, 1995